UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2022 (April 7, 2022)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)
001-34245		23-1242500
(Commission File Number)		(IRS Employer Identification No.)

130 East Market Street,	York, Pennsylvania	17401-1219
(Address of Principal Executive Offices)		(Zip Code)

(717) 845-3601
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, no par value	YORW	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE YORK WATER COMPANY

Item 8.01. Other Events.

On April 7, 2022, the Company issued a press release announcing  the closing of the underwriter’s full exercise of the underwriter’s option to purchase 146,340 additional shares along with the previously-announced public offering of 975,600 shares of the Company’s  common stock at a price to the public of $41 per share. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Neither the disclosures in this Current Report on Form 8-K nor the exhibits hereto shall constitute an offer to sell or the solicitation of an offer to buy the securities described herein and therein, nor shall there be any sale of such securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Information

Certain statements contained in this Form 8-K and the exhibits hereto constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  Words such as "may," "should," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements.  These forward-looking statements include certain information relating to the Company’s business strategy and future prospects; including, but not limited to:

•          the amount and timing of rate increases and other regulatory matters including the recovery of costs recorded as regulatory assets;

•          expected profitability and results of operations;

•          trends;

•          goals, priorities and plans for, and cost of, growth and expansion;

•          strategic initiatives;

•          availability of water supply;

•          water usage by customers; and

•          the ability to pay dividends on common stock and the rate of those dividends.

The forward-looking statements in this investor presentation reflect what the Company currently anticipates will happen.  What actually happens could differ materially from what it currently anticipates will happen.  The Company does not intend to make a public announcement when forward-looking statements are no longer accurate, whether as a result of new information, what actually happens in the future or for any other reason.  Important matters that may affect what will actually happen include, but are not limited to:

•          changes in weather, including drought conditions or extended periods of heavy rainfall;

•          natural disasters, including pandemics such as the current outbreak of the novel strain of coronavirus known as “COVID-19” and the effectiveness of the Company’s pandemic plans;

•          levels of rate relief granted;

•          the level of commercial and industrial business activity within the Company's service territory;

•          construction of new housing within the Company's service territory and increases in population;

•          changes in government policies or regulations, including the tax code;

•          the ability to obtain permits for expansion projects;

•          material changes in demand from customers, including the impact of conservation efforts which may impact the demand of customers for water;

•          changes in economic and business conditions, including interest rates;

•          loss of customers;

•          changes in, or unanticipated, capital requirements;

•          the impact of acquisitions;

•          changes in accounting pronouncements;

•          changes in the Company’s credit rating or the market price of its common stock; and

•          the ability to obtain financing.

You should also refer to the risk factors and cautionary statements described in other documents that we file from time to time with the SEC, including in our most recent Annual Report on Form 10-K for the year ended December 31, 2021. York’s SEC filings are accessible on the SEC website at www.sec.gov.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated April 7, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE YORK WATER COMPANY
(Registrant)

By:	/s/ Matthew E. Poff
Name:	Matthew E. Poff
Title:	Chief Financial Officer
Dated: April 7, 2022